UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 31, 2022, James R. Chapman provided notice of his intent to resign as Executive Vice President and Chief Financial Officer of Dominion Energy, Inc. (“Dominion Energy” or the “Company”) and its subsidiaries, effective November 23, 2022, to pursue employment at another company.

On November 4, 2022, Dominion Energy announced that Steven D. Ridge will succeed Mr. Chapman as Senior Vice President and Chief Financial Officer, effective November 24, 2022.

Mr. Ridge, age 42, has served as Vice President and General Manager–Western Distribution of the Company and its subsidiaries since October 2021. Prior to that, Mr. Ridge served as Vice President – Investor Relations from April 2019 to September 2021 and Director – Investor Relations from October 2017 to March 2019. From March 2014 to September 2017, Mr. Ridge held various leadership roles in financial analysis and mergers and acquisitions within the Company. Prior to joining Dominion Energy in 2014, Mr. Ridge was an Executive Director in the Energy Investment Banking Group at J.P. Morgan.

Effective November 24, 2022, Mr. Ridge’s annual base salary will be $600,000 with an annual incentive plan target of 70% of his base salary. In recognition of Mr. Ridge’s promotion and to bridge him to the issuance of 2023 long-term incentive awards, he will receive a one-time payment of $350,000 payable in December 2022, and a one-time restricted stock award under the Company’s 2014 Incentive Compensation Plan in the amount of $350,000 to be issued on December 1, 2022, which will vest ratably over three years, subject to Mr. Ridge’s continued employment.

Mr. Ridge will also be eligible for a long-term incentive award under the Company’s 2023 Long-Term Incentive Program (LTIP) to be adopted by the Compensation and Talent Development Committee in January 2023, in an amount and in the form to be determined by the committee. He will also be eligible to participate in the benefit plans and arrangements generally available to the Company’s other executive officers.

Item 9.01	Financial Statements and Exhibits.

Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carter M. Reid
Carter M. Reid
Executive Vice President, Chief of Staff and Corporate Secretary and President – Dominion Energy Services

Date: November 4, 2022